                     Southampton Family Golf Center, Inc.
                             Financial Statements
                                   For The
                         Year Ended December 31, 1996
                                     with
                          Accountants' Audit Report

                         HIRSCHHORN FRY & ASSOCIATES
                   2300 PHILADELPHIA NATIONAL BANK BUILDING
                          BROAD AND CHESTNUT STREETS
                                  SUITE 2300
                            PHILADELPHIA, PA 19107

To the Shareholders
Southampton Family Golf Center, Inc.
Southampton, PA

We have audited the accompanying balance sheet of Southampton Family Golf Center, Inc. as of December 31, 1996, the related statements of income and cash flows for the year then ended, in accordance with Statements on Standards for Accounting and Auditing Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management (owners) of Southampton Family Golf Center, Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southampton Family Golf Center, Inc., as of December 31, 1996, and the results of its operations and its cash flow for the year then ended in conformity with generally accepted accounting principles.

Respectfully submitted,


/s/ Hirschhorn, Fry & Associates

Hirschhorn, Fry & Associates
Certified Public Accountants


May 7, 1997

                     SOUTHAMPTON FAMILY GOLF CENTER, INC.
                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1996

ASSETS:
Current Assets:
Cash ..........................             $ 5,489
Fixed Assets:
Property, Plant and Equipment    $ 78,182
Less Accumulated Depreciation     (64,359)
                               ----------
Total Fixed Assets ............              13,823
                                          ---------
TOTAL ASSETS ..................             $19,312
                                          =========
LIABILITIES:
Current Liabilities:
Advances Payable ..............  $  8,000
Payroll Taxes Payable .........     1,219
                               ----------
Total Current Liabilities  ....             $ 9,219

Long-term Liabilities:
Notes Payable .................
Equity:
Capital Stock .................  $  1,000
Shareholder Loans .............    47,657
Retained Earnings .............   (38,564)
                               ----------
Total Capital .................              10,093
                                          ---------
TOTAL LIABILITIES AND EQUITY  .             $19,312
                                          =========

            *See accompanying notes and accountants' audit report.

                     SOUTHAMPTON FAMILY GOLF CENTER, INC.
                      STATEMENT OF REVENUE AND EXPENSES
                  JANUARY 1, 1996 THROUGH DECEMBER 31, 1996

 REVENUE
Gross Receipts .............  $216,335
                            ----------
TOTAL REVENUE ..............             $216,335
EXPENSES:
Insurance ..................  $  9,811
Maintenance ................     6,546
Utilities ..................    11,941
Telephone ..................     3,152
Payroll & Related Expenses      33,911
Real Estate Taxes ..........     8,025
Supplies ...................     7,446
Miscellaneous ..............     2,089
Professional Fees ..........     2,910
Office & Related ...........       889
Payroll Taxes ..............     5,388
Other Taxes ................       300
Advertising ................     4,923
Rent .......................    88,602
Rent--Pro Shop .............   (18,478)
Depreciation ...............    12,755
                            ----------
TOTAL EXPENSES .............              180,210
                                       ----------
NET INCOME .................             $ 36,125
                                       ==========

            *See accompanying notes and accountants' audit report.

                     SOUTHAMPTON FAMILY GOLF CENTER, INC.
                           STATEMENT OF CASH FLOWS*
                     FOR THE YEAR ENDED DECEMBER 31, 1996

 RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING
 ACTIVITIES
Net Income ..........................................................            $36,125
Adjustments to Reconcile Net Income to Net Cash Provided by
 Operating Activities:
 Depreciation .......................................................  $12,755
 Increase in Accounts Payable .......................................    1,219
 Change in Assets and Liabilities:
Total Adjustments ...................................................             13,974
                                                                               ---------
Net Cash Provided by Operating Activities ...........................            $50,099
                                                                               =========

            *See accompanying notes and accountants' audit report

                     SOUTHAMPTON FAMILY GOLF CENTER, INC.
                     STATEMENT OF CASH FLOWS (CONTINUED)*
                     FOR THE YEAR ENDED DECEMBER 31, 1996

 CASH FLOWS FROM OPERATING ACTIVITIES
 Cash Received from Operations .........  $ 217,835
 Cash Paid to Vendors and Employees  ...   (167,736)
                                        -----------
                                                      $50,099
CASH FLOWS FROM INVESTING ACTIVITIES
 None
CASH FLOWS FROM FINANCIAL ACTIVITIES
 Proceeds from Notes Payable--Related  .    (50,000)
                                        -----------
NET INCREASE IN CASH ...................                   99
CASH AT BEGINNING OF PERIOD ............                5,390
                                                    ---------
CASH AT END OF PERIOD ..................              $ 5,489
                                                    =========

            *See accompanying notes and accountants' audit report

                     SOUTHAMPTON FAMILY GOLF CENTER, INC.
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Southampton Family Golf Center, Inc. is primarily engaged in management of Family Golf Center. The Company was incorporated in March of 1993.

This summary of significant accounting policies of Southampton Family Golf Center, Inc. is presented to assist in understanding the company's financial statements. The financial statements and notes are representations of the company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

ACCOUNTING METHOD

The Company maintains its' books and records on a cash basis. However since the business is seasonal the Company does not have any material accounts receivables or payables at years end.

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost. Depreciation is provided for income tax and financial reporting purposes at rates based on the following useful lives:

Building ....  39
Furniture  ..   7
Equipment  ..   5

Expenditures for major renewals and betterment's that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expenses as incurred.

INCOME TAXES

The Company files its federal income tax return as a sub chapter S Corporation on the cash basis.

                     SOUTHAMPTON FAMILY GOLF CENTER, INC.
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                              DECEMBER 31, 1996

NOTE 2 -- NOTES PAYABLE -- SHAREHOLDERS

The Company has a notes payable and advances from its shareholder and related entities.

NOTE 3 -- RELATED PARTY TRANSACTIONS

The Company has a notes payable and advances to its shareholders and related entities.

The Company leases the real estate for its Golf Center from Pinley Enterprises, Inc.

NOTE 4 -- COMMON STOCK

The Company is authorized to issue 1,000 shares at a par value of $1.00 per share. The Company has 1,000 shares issued and outstanding.